UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2025

HARMONIC INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)
2590 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)

(408) 542-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HLIT	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory.
2025 Key Contributor Incentive Plans
On February 20, 2025, the Compensation Committee (the “Compensation Committee”) of the board of directors (the “Board”) of the Company, following a review of the Company’s executive compensation program in conjunction with its outside compensation consultant, approved the adoption of the Harmonic Inc. (i) 2025 Corporate Key Contributor Incentive Plan (the “Corporate Plan”), (ii) 2025 Broadband Key Contributor Incentive Plan (the “Broadband Plan”) and (iii) 2025 Video Key Contributor Incentive Plan (the “Video Plan” and, together with the Corporate Plan and the Broadband Plan, the “Plans”). The participants in the Plans include the following executive officers of the Company:

Name	Position	Plan	Target Bonus as % of Base Salary

Nimrod Ben-Natan	President and Chief Executive Officer	Corporate	100%
Walter Jankovic	Chief Financial Officer	Corporate	80%
Neven Haltmayer	Senior Vice President and General Manager, Video Business	Video	70%
Timothy Chu	General Counsel, SVP HR and Secretary	Corporate	65%

The Broadband Plan is comprised of non-GAAP operating profit and bookings targets for the Company’s fiscal year 2025. The Video Plan is comprised of a non-GAAP operating profit target for fiscal year 2025. The Corporate Plan is comprised of a blend of the Broadband Plan and Video Plan.
For all Plans, a minimum threshold must be exceeded before any bonus payments will be made with respect to any Plan component, and in the event any targets are surpassed, a Plan participant may receive total bonus payouts of up to a maximum of 200% of the portion of such participant’s target bonus that is related to that metric.
Payment of any earned bonus amounts based on performance against targets will be made following the end of fiscal year 2025.
Participants in the Plans must remain employed through the date that any bonus amount is paid in order to qualify for the bonus payment. The Compensation Committee, in its sole discretion, retains the right to amend, supplement, supersede or cancel any Plan for any reason, and reserves the right to determine whether and when to pay out any bonus amounts, regardless of the achievement of the performance targets.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2025	HARMONIC INC.

	By:	/s/ Timothy Chu
Timothy Chu
General Counsel, SVP HR and Corporate Secretary